



Supplemental Analyst Package
Second Quarter 2005 Earnings Call

August 11, 2005

AMERICAN CAMPUS COMMUNITIES





TABLE OF CONTENTS

FINANCIAL HIGHLIGHTS

(dollars in thousands, except share and per share data)

	Three Months Ended June 30,				Six Months Ended June 30,			
	2005	2004	$ Change	% Change	2005	2004	$ Change	% Change
Operating Data								
Total revenues	$ 20,007	$ 13,831	$ 6,176	44.7%	$ 39,548	$ 29,183	$ 10,365	35.5%
Operating income	2,960	3,471	(511)	-14.7%	9,026	9,447	(421)	-4.5%
Net (loss) income	(1,792)	(1,001)	(791)	79.0%	6,400	529	5,871	1109.8%
Net (loss) income per share - basic and diluted	(0.14)				0.51			
FFO	2,540	1,303	1,237	94.9%	8,262	5,089	3,173	62.4%
FFO per share - basic and diluted	0.20				0.65			
FFOM	3,881	2,050	1,831	89.3%	8,119	4,145	3,974	95.9%
FFOM per share - basic	0.31				0.64			
FFOM per share - diluted	0.30				0.64			
Same store net operating income - owned off-campus properties	4,542	3,982	560	14.1%	9,844	8,512	1,332	15.6%

Operating Statistics	June 30, 2005	December 31, 2004
Debt to total market capitalization [(1)]	46.0%	30.2%
Interest coverage [(2)]	2.09	2.26
Fixed charge coverage [(2)]	1.58	1.72

(1) Excludes debt related to our on-campus participating properties of $85.4 million and $77.2 million at June 30, 2005 and December 31, 2004, respectively.

(2) Represents operating performance for the four most recently completed fiscal quarters. Excludes interest and fixed charges associated with our on-campus participating properties and debt retired in connection with our IPO.

CONSOLIDATED BALANCE SHEETS

(dollars in thousands, except share and per share data)

	June 30, 2005	December 31, 2004
Assets		
Investments in real estate:		
Owned off-campus properties, net	$ 397,419	$ 272,450
On-campus participating properties, net	77,317	68,064
Investments in real estate, net	474,736	340,514
Cash and cash equivalents	3,864	4,050
Restricted cash and short-term investments	13,479	9,816
Student contracts receivable, net	1,059	2,164
Other assets	14,118	11,084
Total assets	**$ 507,256**	**$ 367,628**
Liabilities and stockholders' equity		
Liabilities:		
Secured debt	$ 287,161	$ 201,014
Unsecured revolving credit facility	50,225	-
Accounts payable and accrued expenses	7,872	5,443
Other liabilities	25,938	20,294
Total liabilities	371,196	226,751
Minority interests	2,580	2,648
Stockholders' equity:		
Common stock, $.01 par value, 800,000,000 shares authorized, 12,615,000 shares issued and outstanding	126	126
Additional paid in capital	133,559	136,259
Accumulated earnings and distributions	(355)	1,802
Accumulated other comprehensive income	150	42
Total stockholders' equity	133,480	138,229
Total liabilities and stockholders' equity	**$ 507,256**	**$ 367,628**

CONSOLIDATED & COMBINED STATEMENTS OF OPERATIONS

(dollars in thousands, except share and per share data)

	Three Months Ended June 30,			Six Months Ended June 30,		
	2005	2004	$ Change	2005	2004	$ Change
Revenues:						
Owned off-campus properties	$ 14,764	$ 7,726	$ 7,038	$ 27,253	$ 15,715	$ 11,538
On-campus participating properties	3,133	3,202	(69)	8,626	8,495	131
Third party development services	1,332	2,503	(1,171)	1,977	4,201	(2,224)
Third party management services	562	400	162	1,272	772	500
Resident services	216	-	216	420	-	420
Total revenues	20,007	13,831	6,176	39,548	29,183	10,365
Operating expenses:						
Owned off-campus properties	6,873	3,744	3,129	12,009	7,203	4,806
On-campus participating properties	1,986	2,041	(55)	3,861	3,841	20
Third party development and management services	1,573	1,527	46	3,037	2,791	246
General and administrative	1,925	555	1,370	3,289	1,008	2,281
Depreciation and amortization	4,450	2,272	2,178	7,874	4,531	3,343
Ground/facility leases	240	221	19	452	362	90
Total operating expenses	17,047	10,360	6,687	30,522	19,736	10,786
Operating income	2,960	3,471	(511)	9,026	9,447	(421)
Nonoperating income and (expenses):						
Interest income	44	12	32	102	25	77
Interest expense	(4,634)	(4,189)	(445)	(8,442)	(8,470)	28
Amortization of deferred financing costs	(276)	(144)	(132)	(522)	(288)	(234)
Other nonoperating income	-	-	-	430	-	430
Total nonoperating expenses	(4,866)	(4,321)	(545)	(8,432)	(8,733)	301
(Loss) income before income tax benefit, minority interests, and discontinued operations	(1,906)	(850)	(1,056)	594	714	(120)
Income tax benefit	102	-	102	-	-	-
Minority interests	12	23	(11)	(75)	44	(119)
(Loss) income from continuing operations	(1,792)	(827)	(965)	519	758	(239)
Discontinued operations:						
Loss attributable to discontinued operations	-	(135)	135	(2)	(190)	188
(Loss) gain from disposition of real estate	-	(39)	39	5,883	(39)	5,922
Total discontinued operations	-	(174)	174	5,881	(229)	6,110
Net (loss) income	$ (1,792)	$ (1,001)	$ (791)	$ 6,400	$ 529	$ 5,871
Net (loss) income per share - basic and diluted	$ (0.14)			$ 0.51		
Weighted-average common shares outstanding:						
Basic	12,626,118			12,624,142		
Diluted	12,747,118			12,785,413		

CONSOLIDATED & COMBINED STATEMENTS OF FUNDS FROM OPERATIONS

(dollars in thousands, except per share data)

	Three Months Ended June 30,			Six Months Ended June 30,		
	2005	2004	$ Change	2005	2004	$ Change
Net (loss) income	$ (1,792)	$ (1,001)	$ (791)	$ 6,400	$ 529	$ 5,871
Minority interests	(12)	(23)	11	75	(44)	119
Loss (gain) from disposition of real estate	-	39	(39)	(5,883)	39	(5,922)
Real estate related depreciation and amortization	4,344	2,288	2,056	7,670	4,565	3,105
Funds from operations ("FFO")	**2,540**	**1,303**	**1,237**	**8,262**	**5,089**	**3,173**
Elimination of operations of on-campus participating properties:						
Net loss (income) from on-campus participating properties	1,241	1,227	14	(69)	(58)	(11)
Amortization of investment in on-campus participating properties	(883)	(856)	(27)	(1,762)	(1,710)	(52)
	2,898	1,674	1,224	6,431	3,321	3,110
Modifications to reflect operational performance of on-campus participating properties:						
Our share of net cash flow (1)	240	221	19	452	396	56
Management fees	158	155	3	421	428	(7)
On-campus participating property development fees (2)	585	-	585	815	-	815
Impact of on-campus participating properties	983	376	607	1,688	824	864
Funds from operations – modified for operational performance of on-campus participating properties ("FFOM")	**$ 3,881**	**$ 2,050**	**$ 1,831**	**$ 8,119**	**$ 4,145**	**$ 3,974**
FFO per share – basic and diluted	$ 0.20			$ 0.65		
FFOM per share – basic	$ 0.31			$ 0.64		
FFOM per share – diluted	$ 0.30			$ 0.64		
Weighted average common shares outstanding						
Basic	12,626,118			12,624,142		
Diluted	12,747,118			12,785,413		

(1) 50% of the properties' net cash available for distribution after payment of operating expenses, debt service (including repayment of principal) and capital expenditures. Represents amounts accrued for the interim periods.

(2) Development and construction management fees related to the Cullen Oaks Phase II on-campus participating property, which is currently under development with an estimated completion date of August 2005.

CAPITAL STRUCTURE AS OF JUNE 30, 2005

(dollars in thousands)

Total Debt (1)	$	247,237
Total Market Value (2)		290,394
Total Market Capitalization	**$**	**537,631**
Debt to Total Market Capitalization		46.0%
Interest Coverage (3)		2.09
Fixed Charge Coverage (3)		1.58

	Principal Outstanding (1)	Weighted Average Interest Rate	Average Term to Maturity
Fixed Rate Mortgage (1)	$ 197,012	6.90%	6.6 Years
Variable Rate Unsecured Revolving Credit Facility	50,225	5.06%	2.1 Years
Total / Weighted Average	$ 247,237	6.53%	5.7 Years

Variable Rate Debt as a Percent of Total Debt	20.3%
Variable Rate Debt as a Percent of Total Market Capitalization	9.3%

Debt Maturity Schedule: 2005 - Thereafter (1)


$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$0
$0
$50,225
$0
$23,739
$52,309
$49,685
$71,279
2005
2006
2007
2008
2009
2010
2011
Thereafter

(1) Excluding debt related to our on-campus participating properties totaling $85.4 million with a weighted average interest rate of 6.78% and average term to maturity of 14.2 years. Also excludes unamortized debt premiums of $4.8 million.

(2) Based on share price of $22.68 at June 30, 2005.

(3) Represents operating performance for the four most recently completed fiscal quarters. Excludes interest and fixed charges associated with our on-campus participating properties and debt retired in connection with our IPO.

PORTFOLIO OVERVIEW
AS OF JUNE 30, 2005

Property	Primary University Served	Units	Beds	Occupancy at June 30, 2005	Occupancy at June 30, 2004
Owned off-campus properties:					
Commons On Apache	Arizona State University Main Campus	111	444	100.0% [1]	33.3%
The Village at Blacksburg	Virginia Tech University	288	1,056	98.4%	76.4%
The Village on University	Arizona State University Main Campus	288	918	57.3%	75.8%
River Club Apartments	The University of Georgia – Athens	266	794	95.3%	98.1%
River Walk Townhomes	The University of Georgia – Athens	100	340	96.8%	95.0%
The Callaway House	Texas A&M University	173	538	5.9% [2]	7.2% [2]
The Village at Alafaya Club	The University of Central Florida	228	840	98.9%	98.5%
The Village at Science Drive	The University of Central Florida	192	732	99.0%	98.5%
University Village at Boulder Creek	The University of Colorado at Boulder	82	309	85.1%	97.7%
Subtotal - Same Store Properties		1,728	5,971	90.4% [2]	84.7% [2]
University Village at Fresno	California State University – Fresno	105	406	97.8%	
University Village at TU	Temple University	220	749	98.5%	
University Village at Sweethome [3]	State University of New York – Buffalo	269	828	-	
University Club Tallahassee	Florida State University	152	608	93.1%	
The Grove at University Club	Florida State University	64	128	97.7%	
College Club Tallahassee	Florida A&M University	96	384	92.7%	
The Greens at College Club	Florida A&M University	40	160	96.9%	
University Club Gainesville	University of Florida	94	376	98.7%	
City Parc at Fry Street	University of North Texas	136	418	94.5%	
Exchange at Gainesville (to be renamed)	University of Florida	396	1,044	94.2%	
Subtotal - New Properties		1,572	5,101	95.6% [4]	
Total owned off-campus properties		3,300	11,072	92.7% [2][4]	
On-campus participating properties: [5]					
University Village—PVAMU	Prairie View A&M University	612	1,920	9.7%	12.7%
University College—PVAMU	Prairie View A&M University	756	1,470	0.0%	0.0%
University Village—TAMIU	Texas A&M International University	84	252	29.4%	32.7%
Cullen Oaks Phase I	The University of Houston	231	525	61.9%	65.3%
Subtotal - Same Store Properties		1,683	4,167	14.1%	16.1%
Cullen Oaks Phase II [3]	The University of Houston	180	354		
Total on-campus participating properties		1,863	4,521		
Total - all properties		5,163	15,593		

[1] Commons on Apache is 100% leased from August 2004 through July 2006 by Arizona State University.

[2] Occupancy at Callaway House represents student resident occupancy, with the remainder of the facility being utilized for summer camp and conference business. Callaway House is excluded from the calculations of owned off-campus occupancy.

[3] Currently under development with a scheduled completion date of August 2005.

[4] Excludes properties that are currently under development.

[5] Occupancy at these on-campus properties is low during the summer months due to the expiration of the 9 month leases concurrent with the end of the spring semester.

PROPERTY RESULTS OF OPERATIONS

(dollars in thousands)

	Three Months Ended June 30, 2005	2004	$ Change	% Change	Six Months Ended June 30, 2005	2004	$ Change	% Change
Property revenues								
Owned off-campus properties:								
Same store properties	$ 8,314	$ 7,726	$ 588	**7.6%**	$ 17,122	$ 15,715	$ 1,407	**9.0%**
New properties	6,666	-	6,666	100.0%	10,551	-	10,551	100.0%
Total owned off-campus properties [1]	14,980	7,726	7,254	93.9%	27,673	15,715	11,958	76.1%
On-campus participating properties:								
Same store properties	3,133	3,202	(69)	-2.2%	8,626	8,495	131	1.5%
New properties	-	-	-	-	-	-	-	-
Total on-campus participating properties	3,133	3,202	(69)	-2.2%	8,626	8,495	131	1.5%
Total property revenues	$ 18,113	$ 10,928	$ 7,185	65.7%	$ 36,299	$ 24,210	$ 12,089	49.9%
Property operating expenses								
Owned off-campus properties:								
Same store properties	$ 3,772	$ 3,744	$ 28	**0.7%**	$ 7,278	$ 7,203	$ 75	**1.0%**
New properties	3,101	-	3,101	100.0%	4,731	-	4,731	100.0%
Total owned off-campus properties	6,873	3,744	3,129	83.6%	12,009	7,203	4,806	66.7%
On-campus participating properties:								
Same store properties	1,986	2,041	(55)	-2.7%	3,861	3,841	20	0.5%
New properties	-	-	-	-	-	-	-	-
Total on-campus participating properties	1,986	2,041	(55)	-2.7%	3,861	3,841	20	0.5%
Total property operating expenses	$ 8,859	$ 5,785	$ 3,074	53.1%	$ 15,870	$ 11,044	$ 4,826	43.7%
Property net operating income								
Owned off-campus properties:								
Same store properties	$ 4,542	$ 3,982	$ 560	**14.1%**	$ 9,844	$ 8,512	$ 1,332	**15.6%**
New properties	3,565	-	3,565	100.0%	5,820	-	5,820	100.0%
Total owned off-campus properties	8,107	3,982	4,125	103.6%	15,664	8,512	7,152	84.0%
On-campus participating properties:								
Same store properties	1,147	1,161	(14)	-1.2%	4,765	4,654	111	2.4%
New properties	-	-	-	-	-	-	-	-
Total on-campus participating properties	1,147	1,161	(14)	-1.2%	4,765	4,654	111	2.4%
Total property net operating income	$ 9,254	$ 5,143	$ 4,111	79.9%	$ 20,429	$ 13,166	$ 7,263	55.2%

[1] Includes revenues earned at properties related to non-customary activities, which subsequent to our IPO are reflected as Resident Services revenue on the accompanying consolidated statements of operations

2005/2006 LEASING STATUS
SAME STORE OWNED OFF-CAMPUS PORTFOLIO

	Current Apps + Leases [1]	% of Rentable Beds	Prior Year [2]	Variance Beds	Variance %	Rentable Beds [3]	Total Design Beds
Applications + Leases							
Commons on Apache	444	100%	444	-	0%	444	444
The Village at Blacksburg	1,036	99%	1,034	2	0%	1,048	1,056
Callaway House	586	111%	557	29	5%	527	538
University Village at TU	724	99%	734	(10)	-1%	733	749
University Village Fresno	379	96%	384	(5)	-1%	396	406
River Walk Townhomes	328	98%	322	6	2%	333	340
River Club	767	99%	699	68	10%	775	794
The Village at Science Drive	718	99%	724	(6)	-1%	722	732
The Village at Alafaya Club	821	99%	772	49	6%	829	840
University Village at Boulder Creek	262	88%	239	23	10%	299	309
The Village on University	856	94%	851	5	1%	906	918
Applications + Leases Total	**6,921**	**99%**	**6,760**	**161**	**2%**	**7,012**	**7,126**
Leases							
Commons on Apache	444	100%	444	-	0%	444	444
The Village at Blacksburg	1,031	98%	1,033	(2)	0%	1,048	1,056
Callaway House	547	104%	540	7	1%	527	538
University Village at TU	720	98%	734	(14)	-2%	733	749
University Village Fresno	362	91%	346	16	5%	396	406
River Walk Townhomes	328	98%	322	6	2%	333	340
River Club	765	99%	683	82	12%	775	794
The Village at Science Drive	703	97%	722	(19)	-3%	722	732
The Village at Alafaya Club	800	97%	759	41	5%	829	840
University Village at Boulder Creek	231	77%	232	(1)	0%	299	309
The Village on University	809	89%	790	19	2%	906	918
Leases Total	**6,740**	**96%**	**6,605**	**135**	**2%**	**7,012**	**7,126**

(1) As of July 29, 2005
(2) As of July 30, 2004 (Comparison of last Friday in July of each year)
(3) Rentable Beds exclude beds needed for on-site staff and/or model units.

2005/2006 LEASING STATUS
OWNED DEVELOPMENT PROJECTS AND 2005 ACQUISITIONS

NEW DEVELOPMENTS

	Current Apps + Leases [1]	% of Rentable Beds	Prior Year [2]	Variance: Beds	Variance: %	Rentable Beds [3]	Total Design Beds
Applications + Leases							
University Village at Sweet Home	834	102%	n/a	n/a	n/a	817	828
Applications + Leases Total	**834**	**102%**	**n/a**	**n/a**	**n/a**	**817**	**828**
Leases							
University Village at Sweet Home	813	100%	n/a	n/a	n/a	817	828
Leases Total	**813**	**100%**	**n/a**	**n/a**	**n/a**	**817**	**828**

NEW ACQUISITIONS

	Current Apps + Leases [1]	% of Rentable Beds	Prior Year [2]	Variance: Variance	Variance: %	Rentable Beds [3]	Total Design Beds
Applications + Leases							
University Club Tallahassee [4]	733	101%	n/a	n/a	n/a	726	736
College Club Tallahassee [5]	518	97%	n/a	n/a	n/a	536	544
University Club Gainesville	352	95%	n/a	n/a	n/a	372	376
City Parc at Fry Street	372	90%	n/a	n/a	n/a	412	418
Exchange at Gainesville (to be renamed)	1,031	100%	n/a	n/a	n/a	1,032	1,044
Applications + Leases Total	**3,006**	**98%**	**n/a**	**n/a**	**n/a**	**3,078**	**3,118**
Leases							
University Club Tallahassee [4]	728	100%	n/a	n/a	n/a	726	736
College Club Tallahassee [5]	504	94%	n/a	n/a	n/a	536	544
University Club Gainesville	337	91%	n/a	n/a	n/a	372	376
City Parc at Fry Street	372	90%	n/a	n/a	n/a	412	418
Exchange at Gainesville (to be renamed)	1,030	100%	n/a	n/a	n/a	1,032	1,044
Leases Total	**2,971**	**97%**	**n/a**	**n/a**	**n/a**	**3,078**	**3,118**

[1] As of July 29, 2005
[2] Prior year data is not applicable as property was not in operation or owned by American Campus Communities in prior year.
[3] Rentable Beds exclude beds needed for on-site staff and/or model units.
[4] For lease administration purposes, University Club and The Grove at University Club are reported combined.
[5] For lease administration purposes, College Club Tallahassee and The Greens at College Club are reported combined.

OWNED DEVELOPMENT UPDATE

(dollars in thousands)

PROJECTS UNDER CONSTRUCTION

Project	Location	Primary University Served	Units	Beds	Estimated Project Costs	% Complete [1]	Scheduled Completion
University Village at Sweet Home	Amherst, NY	State University of New York - Buffalo	269	828	$ 36,074	94.1%	August 2005
Callaway Villas [2]	College Station, TX	Texas A&M University	236	704	36,582	-	August 2006
					$ 72,656		

PROJECTS IN DEVELOPMENT

Project	Location	Primary University Served	Units	Beds	Estimated Project Costs	% Complete [1]	Scheduled Completion
Village at Newark	Newark, NJ	Rutgers University, NJIT, Essex CCC	221	812	$ 62,300	-	August 2006-07

PROJECTS IN PRE-DEVELOPMENT

Project	Location	Anticiapted Commencement
Arizona State University	Tempe, AZ	Third Quarter 2006

(1) As of June 30, 2005.
(2) Commenced construction on July 11, 2005.

ON-CAMPUS DEVELOPMENT UPDATE
(dollars in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,		
	2005	2004	$ Change	2005	2004	$ Change
Development services revenue	$ 1,332	$ 2,503	$ (1,171)	$1,977	$ 4,201	$(2,224)
% of total revenue	6.7%	18.1%		5.0%	14.4%	

CONTRACTED PROJECTS IN PROGRESS

Project	Location	Primary University Served	Units	Beds	Total Fees	Fees Earned to Date [1]	Remaining Fees [1]	Scheduled Completion
Cullen Oaks Phase II [2]	Houston, TX	University of Houston	180	354	$ 1,117	$ 853	$ 264	August 2005
Saint Leo University Phase II	Saint Leo, FL	Saint Leo University	87	320	375	325	50	August 2005
Vista del Campo Phase II	Irvine, CA	University of California - Irvine	545	1,564	3,501	874	2,627	August 2006
West Virginia University - Evansdale [3]	Morgantown, WV	West Virginia University	96	345	425	414	11	August 2005
Fenn Tower Renovation	Cleveland, OH	Cleveland State University	174	438	1,509	200	1,309	August 2006
Cardinal Village Dining Hall	Beaumont, TX	Lamar University	n/a	n/a	110	55	55	November 2005

AWARDED PROJECTS

Project	Location	Anticipated Commencement	Estimated Fees
West Virginia University - Evansdale [3]	Morgantown, WV	Third Quarter 2005	$ 300
The Inn at Auraria	Denver, CO	Third Quarter 2005	300
Blinn College	Brenham, TX	Fourth Quarter 2005	650
University of New Orleans	New Orleans, LA	Fourth Quarter 2005	1,651
University of Hawaii - Manoa [4]	Honolulu, HI	Second or Third Quarter 2006	2,285
West Virginia University - Potomac State [5]	Keyser, WV	Third Quarter 2005	700
West Virginia University - Downtown [5]	Morgantown, WV	Third Quarter 2005	550
Arizona State University [6]	Tempe, AZ	Third Quarter 2006	[7]
Hope International University	Fullerton, CA	Undetermined	[7]

[1] As of June 30, 2005
[2] Cullen Oaks Phase II is an on-campus participating project.
[3] The West Virginia - Evansdale project consists of pre-development and design services which are currently in progress and construction administration services which are scheduled to start in August 2005. Contractual fees are shown net of costs anticipated to be incurred to complete the project.
[4] We were awarded this project subsequent to June 30, 2005.
[5] We will provide pre-development, design, and construction administration services. Estimated fees are shown net of costs anticipated to be incurred to complete the project.
[6] We have received a "Notice of Intent to Award" from Arizona State University.
[7] Fees are currently under negotiation.

AMERICAN CAMPUS COMMUNITIES CONTACTS

Contact Name	Title	Phone	E-mail
William C. Bayless, Jr.	Chief Executive Officer	(512) 732-1020	bbayless@studenthousing.com
Brian B. Nickel	Chief Financial Officer	(512) 732-1045	bnickel@studenthousing.com
Georganne Palffy	Investor Relations	(312) 640-6768	gpalffy@financialrelationsboard.com

Corporate Headquarters

American Campus Communities, Inc.
805 Las Cimas Parkway
Suite 400
Austin, Texas 78746
Tel: (512) 732-1000
Fax: (512) 732-2450
www.americancampuscommunities.com

FORWARD LOOKING STATEMENTS

This supplemental package contains forward-looking statements, which express the current beliefs and expectations of management. Except for historical information, the matters discussed in this supplemental package are forward-looking statements and can be identified by the use of the words "anticipate," "believe," "expect," "intend," "may," "might," "plan," "estimate," "project," "should," "will," "result" and similar expressions. Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause our future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements.

Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including risks and uncertainties inherent in the national economy, the real estate industry in general, and in our specific markets; the effect of terrorism or the threat of terrorism; legislative or regulatory changes including changes to laws governing REITS; our dependence on key personnel whose continued service is not guaranteed; availability of qualified acquisition and development targets; availability of capital and financing; rising interest rates; rising insurance rates; impact of ad valorem and income taxation; changes in generally accepted accounting principals; and our continued ability to successfully lease and operate our properties. While we believe these forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be achieved. These forward-looking statements are made as of the date of this supplemental package, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.